Exhibit (j)

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
            --------------------------------------------------------



We hereby consent to the incorporation by reference in this Registration Statement of DWS International Fund, Inc. on Form N-1A ("Registration Statement") of our report dated December 19, 2005 relating to the financial statements and financial highlights which appear in the October 31, 2005 Annual Report to Shareholders of the DWS Emerging Markets Equity Fund (formerly Scudder Emerging Markets Growth Fund), which is also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings "Financial Highlights", "Financial Statements" and "Independent Registered Public Accounting Firm and Reports to Shareholders" in such Registration Statement.



/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 28, 2006

                                                                     Exhibit (j)






            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
            --------------------------------------------------------



We hereby consent to the incorporation by reference in this Registration Statement of DWS International Fund, Inc. on Form N-1A ("Registration Statement") of our report dated December 29, 2005 relating to the financial statements and financial highlights which appear in the October 31, 2005 Annual Report to Shareholders of the DWS Europe Equity Fund (formerly Scudder Greater Europe Growth Fund), which is also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings "Financial Highlights", "Financial Statements" and "Independent Registered Public Accounting Firm and Reports to Shareholders" in such Registration Statement.


/s/PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP
Boston, Massachusetts
February 28, 2006

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
            --------------------------------------------------------



We hereby consent to the incorporation by reference in this Registration Statement of DWS International Fund, Inc. on Form N-1A ("Registration Statement") of our report dated December 28, 2005 relating to the financial statements and financial highlights which appear in the October 31, 2005 Annual Report to Shareholders of the DWS Latin America Equity Fund (formerly Scudder Latin America Fund), which is also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings "Financial Highlights", "Financial Statements" and "Independent Registered Public Accounting Firm and Reports to Shareholders" in such Registration Statement.



/s/PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP
Boston, Massachusetts
February 28, 2006

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
            --------------------------------------------------------



We hereby consent to the incorporation by reference in this Registration Statement of DWS International Fund, Inc. on Form N-1A ("Registration Statement") of our report dated December 27, 2005 relating to the financial statements and financial highlights which appear in the October 31, 2005 Annual Report to Shareholders of the DWS Pacific Opportunities Equity Fund (formerly Scudder Pacific Opportunities Fund), which is also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings "Financial Highlights", "Financial Statements" and "Independent Registered Public Accounting Firm and Reports to Shareholders" in such Registration Statement.



/s/PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP
Boston, Massachusetts
February 28, 2006